HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Beta Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
January 18, 2011

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2010, as supplemented

The following information supplements the section titled “Investment Sub-Advisors to the Underlying Funds” on page 20 of the Prospectus.

Inflection Partners, LLC
Raven Rock Capital, LLC

Addition of Sub-Advisors

Effective immediately, the Board of Trustees has appointed Inflection Partners, LLC (“Inflection”) and Raven Rock Capital, LLC (“Raven Rock”) as sub-advisors to the Underlying Funds Trust to each manage a portion of the Underlying Funds’ assets.  The appointment of Inflection and Raven Rock does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the sections on pages 30-34 of the Prospectus and pages 27 - 30 of the SAI, describing the sub-advisors to the Underlying Funds, are hereby amended to add the following:

Inflection Partners, LLC

The Advisor has entered into a sub-advisory agreement with Inflection Partners, LLC (“Inflection”) to manage a portion of the Market Neutral Equity Portfolio.  Inflection is located at 300 Drake’s Landing Road, Suite 230, Greenbrae, CA 94904, and is a registered investment adviser.  Inflection provides portfolio management services to investment companies and other pooled investment vehicles.

Raven Rock Capital, LLC

The Advisor has entered into a sub-advisory agreement with Raven Rock Capital, LLC (“Raven Rock”) to manage a portion of the Relative Value Portfolio.  Raven Rock is located at 55 Vilcom Center, Suite 240, Chapel Hill, NC 27514, and is a registered investment adviser.  Raven Rock provides portfolio management services to investment companies and other pooled investment vehicles.

Additionally, effective December 3, 2010, Aristos Capital Management, LLC no longer serves as a sub-advisor to the Underlying Funds.  Please disregard all references to Aristos Capital Management, LLC in the Prospectus and SAI.

Please retain this Supplement with your
Prospectus and SAI for future reference.